NEITHER THIS NOTE NOR THE COMMON SHARES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES INTO WHICH THIS NOTE IS CONVERTIBLE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES INTO WHICH THIS NOTE IS CONVERTIBLE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS CONVERTIBLE NOTE MAY NOT BE CONVERTED INTO COMMON SHARES BY OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" OR A PERSON IN THE UNITED STATES, AND THE COMMON SHARES MAY NOT BE DELIVERED TO AN ADDRESS WITHIN THE UNITED STATES, UNLESS THE CONVERTIBLE NOTE AND THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

AMENDED AND RESTATED
CONVERTIBLE PROMISSORY NOTE
Principal Amount: Up to $28,914.24	Issue Date: July 18, 2013
Due Date: July 18, 2014

For value received the undersigned NORD RESOURCES CORPORATION (the "Borrower" or the "Company"), a corporation incorporated under the laws of the State of Delaware with its principal executive offices located at 1 West Wetmore Rd., Suite 203, Tucson, AZ 85705, promises to pay to the order of Ronnie Moss (the "Lender" or the "Holder"), at 505 East 79th Street, Apt. 12 K, New York, N.Y. 10075, (or at such other place as the Lender may designate in writing) the principal sum of $28,914.24 (the "Loan"), together with interest thereon on the terms set out in this convertible promissory note (this "Promissory Note" or this "Note").

1.     The Lender shall advance the principal amount of $28,914.24 on the issue date (the "Issue Date") of this Promissory Note for the purposes of application by the Borrower of $28,914.24 to payment in full of the outstanding principal amount and accrued interest to the date hereof under that certain convertible promissory note issued by the Borrower to the Lender on July 27, 2012, in the principal amount of $25,000 and bearing interest at the rate of 15.0% per annum.

2.     The principal amount of the Loan or such amount thereof as shall remain outstanding from time to time shall bear interest from and after the Issue Date at a rate of 20.0% per annum both before and after each of the Due Date, maturity, default and judgment. Interest shall be calculated and payable on the Due Date (as defined below).

3.     The unpaid principal amount of the Loan and accrued interest shall be payable in full on the earlier of 30 days after receipt by the Lender of notice of the closing of a financing transaction by the Company for gross proceeds in excess of $20,000,000 or July 18, 2014 (the "Due Date").

4.     The Borrower agrees that in the absence of manifest error, the books and records of the Lender shall constitute evidence of the outstanding principal amount of the Loan.

5.     If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

6.     If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

7.     If any of the following events of default occur, this Note shall become due immediately, without demand or notice:

(a)     The failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

(b)     The filing of bankruptcy proceedings involving the Borrower as a debtor;

(c)     The application for the appointment of a receiver for the Borrower;

(d)     The making of a general assignment for the benefit of the Borrower's creditors;

(e)     The insolvency of the Borrower.

8.     If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

9.     All references to currency in this Note refer to, and all payments of principal and interest on this Note shall be paid in, the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

10.     The unpaid principal and accrued interest outstanding under this Note (together, the "Loan Amount") shall be convertible, in whole and not in part, at the option of the Lender at any time prior to the Due Date by notice to the Company into shares of the Company's common stock (each a "Common Share") at the conversion price (the "Conversion Price") per Common Share equal to $0.02 per Common Share, subject to adjustment in accordance with this Note.

11.     Common Shares shall be issued to the Holder upon conversion in an amount equal to a fraction, the numerator of which is the Loan Amount so converted, and the denominator of which is the Conversion Price. All Common Shares so issued shall be deemed to have been issued as fully paid and non-assessable at the applicable Conversion Price.

12.     The Holder may convert the Loan Amount by surrendering this Note to the Company at the Company's head office, together with a conversion notice in the form attached hereto or any other written notice in a form satisfactory to the Company (the "Conversion Notice"), in either case duly executed by the Holder or his legal representative or attorney duly appointed by an instrument in writing. Thereupon the Holder shall be entitled to be entered in the books of the Company as the holder of the number of the underlying Common Shares into which this Note is convertible in accordance with its terms. As soon as practicable thereafter, the Company shall deliver to the Holder and, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for the Common Shares into which this Note is converted.

13.     The date (the "Conversion Date") on which this Note shall be deemed to be surrendered for conversion shall be the 3rd business day following the receipt of the Conversion Notice from the Holder. If the Conversion Date is a day on which the register of the Company's Common Shares is closed, the person or persons entitled to receive Common Shares shall become the holder or holders of record of such Common Shares as at the date on which such register is next reopened.

14.     The Company will give to the Holder notice of the record date for a declaration of dividends, a rights offering or other distribution to the holders of Common Shares not less than ten business days before any such record date. If this Note is surrendered for conversion in accordance with this section, the Holder shall not be entitled to participate as a holder of the Common Shares issuable upon conversion if the record date for the distribution is prior to the Conversion Date.

15.     Conversion of the Loan Amount under this Note in accordance herewith shall operate to discharge the Company's obligations with respect to repayment of the Loan Amount so converted, provided that delivery of the appropriate number of Common Shares issued upon such conversion is made by the Company. The Company shall not be bound to enquire into the title of the Holder, save as ordered by a court of competent jurisdiction or as required by statute. The Company shall not be bound to see to the execution of any trust affecting the ownership of this Note nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Company has actual notice thereof. Upon conversion of this Note pursuant to the provisions hereof, this Note shall be forthwith delivered to and cancelled by the Company.

16.     The Company shall not be required to issue fractional Common Shares upon the conversion of this Note. If any fractional interest in Common Shares would, except for the provisions hereof, be issuable upon the conversion of this Note, the number of Common Shares issued upon such conversion shall be rounded down to the next whole number of Common Shares and the Company shall not be required to make any payment in lieu of delivering any certificates of such fractional interest.

17.     The Company covenants and agrees that during the period within which the conversion rights represented by this Note may be exercised, the Company shall at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the conversion rights represented by this Note. The Company also covenants and agrees to issue and submit to its registrar and transfer agent as soon as practicable and, in any event, within three business days following receipt by the Company of the Conversion Notice, a Treasury Order directing the issuance of Common Shares in accordance with such Conversion Notice.

18.    The Note and the Common Shares issuable upon exercise of the conversion rights hereunder (together, the "Subject Securities") have not been, and will not be, registered under the United States Securities Act of 1933 (the "U.S. Securities Act"), as amended, or under any state securities laws, and will be "restricted securities" as defined in Rule 144(a)(3) under the U.S. Securities Act. Subject to certain exceptions, none of the Subject Securities nor any rights thereto or interest therein may be offered for purchase or sale, sold, transferred or otherwise disposed of, directly or indirectly, in the United States, its territories or possessions, or to or for the account or benefit of any "U.S. person" as that term is defined in Regulation S under the U.S. Securities Act.

19.     The Holder understands and acknowledges that this Note may not be converted in the United States, or by or on behalf of a U.S. person or a person in the United States, unless an exemption is available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel satisfactory to the Company to such effect; provided that the Holder will not be required to deliver an opinion of counsel in connection with the due conversion of this Note by the Holder if the Holder certifies that:

(a)     the Holder is the original holder of this Note, and, to the Holder's knowledge, no commission or other remuneration has been paid or given, directly or indirectly, for soliciting such conversion;

(b)     the Holder at the time of conversion of this Note was not in the United States, is not a U.S. person and is not converting this Note on behalf of, or for the account or benefit of a U.S. person or a person in the United States, and the Holder did not execute or deliver the Conversion Notice in the United States; or

(c)     the Holder at the time of conversion of this Note is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act, and is not converting this Note as a result of any "general solicitation" or "general advertising" as those terms are used in Rule 502 of Regulation D under the U.S. Securities Act.

20.     In addition to the legend noted on the Conversion Notice attached to this Note, if required by applicable securities laws or regulations of any stock exchange or other applicable regulatory authority, the certificates for the Common Shares to be issued upon conversion of this Note shall bear such forms of legend as may be necessary to comply with all applicable laws and regulations.

21.     The Conversion Price shall be subject to adjustment from time to time in the events and in the manner provided in section 22, as follows:

(a)     if during the Adjustment Period (as hereinafter defined) the Company shall:

(i)     issue to all or substantially all the holders of the Common Shares, by way of a stock dividend or otherwise, Common Shares or Convertible Securities; or

(ii)     subdivide its outstanding Common Shares into a greater number of shares; or

(iii)     combine or consolidate its outstanding Common Shares into a smaller number of shares,

(any of such events being herein called a "Common Share Reorganization"), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for the purposes of the Common Share Reorganization to a number which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

(iv)     the numerator of which is the number of Common Shares outstanding on such record date before giving effect to the Common Share Reorganization; and

(v)     the denominator of which is the number of Common Shares outstanding after giving effect to such Common Share Reorganization;

(b)     if during the Adjustment Period the Company shall issue or distribute to all or substantially all the holders of Common Shares, (i) shares of any class other than Common Shares, or (ii) rights, options or warrants (other than pursuant to a stock option plan or employee share purchase plan adopted by the shareholders of the Company at a general meeting of shareholders of the Company), or (iii) evidences of indebtedness, or (iv) any other assets (excluding cash dividends paid in the ordinary course) and such issuance or distribution does not constitute a Common Share Reorganization (any of such events being herein called a "Special Distribution"), the Conversion Price shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to a price which is the product of (1) the Conversion Price in effect on such record date and (2) a fraction:

(i)     the numerator of which shall be the difference between:

(I)     the product of (i) the number of Common Shares outstanding on such record date and (ii) the Current Market Price (as hereinafter defined) of the Common Shares on such date; and

(II)     the aggregate fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution; and

(ii)     the denominator of which shall be the product of (A) the number of Common Shares outstanding on such record date and (B) the Current Market Price of the Common Shares on such date.

Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that such distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of such rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after such record date;

(c)     if during the Adjustment Period there is a reorganization of the Company not otherwise provided for in subsection 21(a) or a consolidation or merger or amalgamation of the Company with or into another body corporate including a transaction whereby all or substantially all of the Company's undertaking and assets become the property of any other corporation (any such event being herein called a "Capital Reorganization"), the Holder, if he has not converted the entire Loan Amount prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right of conversion at any time after the effective date of such Capital Reorganization, in lieu of the number of Common Shares to which he was theretofore entitled upon conversion of this Note, the aggregate number of shares or other securities or property of the Company, or such continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Common Shares to which immediately before such transaction he was entitled upon conversion of this Note. No such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the Holder shall thereafter be entitled to receive such number of shares or other securities or property of the Company, or of such continuing successor or purchasing corporation, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 21 or section 22;

(d)     if the Company reclassifies or otherwise changes the outstanding Common Shares, the conversion right shall be adjusted effective immediately upon such reclassification becoming effective so that Holder shall be entitled to receive such Common Shares as he would have received had the principal amount of this Note been converted immediately prior to such effective date, subject to adjustment thereafter in accordance with provisions of this Note, as nearly as may be possible as those contained in this section 21 or section 22.

22.     The following rules and procedures are applicable to adjustments made pursuant to section 21:

(a)     the adjustments and readjustments provided for in herein are cumulative and, subject to subsection 22(b), apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events which require adjustment of the Conversion Price or the number or kind of shares or securities issuable hereunder;

(b)     no adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the Conversion Price then in effect, provided however, that any adjustments which, except for the provisions of this subsection 22(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)     no adjustment in the Conversion Price shall be made in respect of any event described in subsections 21(a)(i), 21(b) or 21(c) if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had converted the entire Loan Amount immediately prior to the effective date or record date of such event;

(d)     no adjustment in the Conversion Price shall be made pursuant to subsection 21 in respect of the issue of Common Shares pursuant to:

(i)     this Note; or

(ii)     any stock option or purchase plan for officers, employees or directors of the Company outstanding or in existence as at the date hereof or any amendment to such plan;

and any such issue shall be deemed not to be a Common Share Reorganization or a Special Distribution.

(e)     if a dispute arises with respect to adjustments of the Conversion Price, such dispute shall be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent public accountants as may be selected by the board of directors of the Company and acceptable to the Holder and any such determination shall be binding upon the Company and the Holder; and

(f)     if the Company sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall thereafter legally abandon its plans to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Conversion Price shall be required by reason of the setting of such record date.

23.     In any case where the application of the foregoing provisions results in a decrease of the Conversion Price taking effect immediately after the record date for a specific event, if the Loan Amount is converted after that record date and prior to completion of the event, the Company may postpone the issuance to the Holder of the Common Shares to which the Holder is entitled by reason of the decrease of the Conversion Price, but such Common Shares shall be so issued and delivered to the Holder upon completion of that event with the number of such Common Shares calculated on the basis of the Conversion Price on the exercise date adjusted for completion of that event. The Company shall deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing his or their right to receive such Common Shares.

24.     Subject to any requirement for a longer notice period pursuant to applicable securities legislation or stock exchange policy, at least 10 business days prior to the effective date or record date, as the case may be, of any event referred to in sections 21 or 22, whether or not the event requires or might require an adjustment in the conversion rights pursuant hereto, if the Holder is not then an officer or director of the Company, the Company shall give notice to the Holder of the particulars of such event and, if determinable, any adjustment. Such notice need only set forth such particulars as shall have been determined at the date that notice is given.

25.     In case any adjustment for which a notice in section 24 has been given is not then determinable, the Company shall promptly after such adjustment is determinable give notice to the Holder of the adjustment.

26.     As used in this Note, the following terms, unless the context otherwise requires, shall have the following meanings:

(a)     "Adjustment Period" means the period from and including the date hereof to and including the last business day prior to the Due Date;

(b)     "business day" means any day which is not a Saturday, Sunday, or statutory holiday in the City of Tucson or the City of New York;

(c)     "Convertible Security" means a security of the Company convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares;

(d)     "Current Market Price" means, with reference to Common Shares, the average of the VWAPs for the 30 trading days immediately preceding the applicable date for determination of the Current Market Price;

(e)     "effective date" and "record date" shall mean the close of business on the relevant date;

(f)     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on the NYSE MKT exchange, the daily volume weighted average price of the Common Shares for such date (or the nearest preceding date) as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Shares are not then traded on NYSE MKT exchange, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Shares are not then quoted for trading on the OTC Bulletin Board and if prices for the Common Shares are then reported on the "OTC Pink" market published by OTC Markets Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported; or (d) in all other cases, the fair market value of a share of Common Shares as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

27.     Any notice required or permitted to be given hereunder shall be given by facsimile transmission or by personal delivery to the party for whom it is intended, addressed as follows:

(a)     to the Company at:

1 West Wetmore Rd.
Suite 203
Tucson AZ 85705

Attention:     President and Chief Executive Officer
Fax:     (520) 292-0268

(b)     to the Holder at its registered address as it appears in the records of the Company.

28.     Any notice given pursuant to section 27 shall be deemed to have been given and received on the date of delivery or, in the case of a facsimile transmission, at the time indicated on the transmission report. The Company or the Holder may, from time to time, notify the other in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Company or the Holder, as the case may be, for all purposes of this Note.

29.     No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Arizona.

Signed as of the Issue Date first written above.

Borrower:

NORD RESOURCES CORPORATION.
1 West Wetmore Rd., Suite 203
Tucson, Arizona 85705

By:     /s/ Wayne Morrison______________________
WAYNE MORRISON
President and Chief Executive Officer

SCHEDULE A TO
NOTE CERTIFICATE

CONVERSION FORM

TO:     NORD RESOURCES CORPORATION (the "Corporation")

1.     The undersigned registered holder of the within Note hereby irrevocably elects to convert the said Note into Common Shares of the Corporation in accordance with the terms of the Note.

2.     The Common Shares are to be registered as follows:

Name:
                 (print clearly)

Address in full:

3.     Certificates representing the Common Shares are to be sent by courier to:

Name:
                  (print clearly)

Address in full:

Note: In the absence of instructions to the contrary, the securities will be issued in the name of or to the Holder and will be sent by first class mail to the last address of the Holder appearing in the records maintained by the Corporation.

4.     The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) [ ]    the undersigned holder is the original holder of the Note, and, to the undersigned's knowledge, no commission or other remuneration has been paid or given, directly or indirectly, for soliciting, such conversion;

(b) [ ]    the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Conversion Form;

(c) [ ]    the undersigned holder at the time of conversion of the Note is not in the United States, is not a "U.S. person" as defined in Regulation S under U.S. Securities Act, and is not converting the Note on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this Conversion Form in the United States; or

(d) [ ]    if the undersigned holder is resident in the United States or is a U.S. person, the undersigned holder has delivered to the Corporation and the Corporation's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon conversion of the Note, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box 4(a), 4(b) or 4(d) above is checked.

5.     If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative 4(a) or 4(b) above, the undersigned represents and warrants to the Corporation that:

(a)     the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)     the undersigned is: (i) acquiring the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the acquisition by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(c)     the undersigned has not converted the Note as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.     The undersigned also acknowledges and agrees that:

(a)     if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)     the sale is to the Corporation;

(ii)     the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)     the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws; or

(iv)     such securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

(b)     the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(c)     the Corporation has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(d)     the Corporation may make a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Conversion Form;

(e)     upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE U.S. SECURITIES ACT AND

SUCH LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.;

DATED the __________ day of ________________, 20___.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Instructions:

1.     The registered Holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Note to the Corporation at its principal office at Suite 203, 1 West Wetmore Road, Tucson, Arizona 85705, Attention: President and Chief Executive Officer, and such other documents as the Corporation may reasonably require.

2.     If Box 4(c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the conversion of the Note should contact the Corporation in advance to determine whether any opinion tendered will be acceptable to the Corporation.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the conversion of a Note of NORD RESOURCES CORPORATION (the "Corporation") by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

____     (1)     Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____     (2)     Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____     (3)     An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____     (4)     A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____     (5)     A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

____     (6)     A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

____     (7)     Any director or executive officer of the Corporation; or

____     (8)     An entity in which all of the equity owners meet the requirements of at least one of the above categories.